UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

on behalf of its INTERNATIONAL MAGNUM PORTFOLIO
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that a Special Meeting of Stockholders of the International Magnum Portfolio (the "Portfolio") of The Universal Institutional Funds, Inc. (the "Fund") will be held on Thursday, September 16, 2010, at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, Conference Room 3R, New York, New York 10036 at 9:00 a.m., Eastern Time.

The Meeting is being held for the following purpose:

1.  To change the Portfolio's investment objective.

2.  To reclassify the Portfolio's investment objective as a non-fundamental policy of the Portfolio.

3.  To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record of the Portfolio at the close of business on June 24, 2010, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Portfolio or any adjournments thereof.

  MARY E. MULLIN
  Secretary

Dated: July 15, 2010

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 16, 2010:

The Proxy Statement for the Special Meeting of Stockholders is available on the Internet at the website address located on the enclosed Proxy Card.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

on behalf of its INTERNATIONAL MAGNUM PORTFOLIO
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

PROXY STATEMENT

Special Meeting of Stockholders
September 16, 2010

This statement is furnished by the Board of Directors (the "Board") of The Universal Institutional Funds, Inc. (the "Fund") in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Stockholders of the International Magnum Portfolio (the "Portfolio") of the Fund to be held on Thursday, September 16, 2010 (the "Meeting"), at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (hereinafter "MSIM" or the "Adviser"), 522 Fifth Avenue, 3rd Floor, Conference Room 3R, New York, New York 10036. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to holders of stock of the Portfolio (each, a "Stockholder" and collectively, the "Stockholders") on or about July 16, 2010. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Stockholders.

If the accompanying Proxy Card for the Portfolio is executed properly and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, shares represented by it will be voted at the Meeting for the Portfolio in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by (i) written notice of revocation to the Secretary of the Fund, (ii) execution and delivery of a later dated Proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted) or (iii) by attendance and voting at the Meeting of the Portfolio. Attendance at the Meeting will not in and of itself revoke a Proxy. In order to revoke a Proxy in person, Stockholders must submit a subsequent Proxy. If no instructions are specified, shares will be voted FOR the Proposals.

The Board has fixed the close of business on June 24, 2010 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof (the "Record Date"). Shares of the Portfolio are entitled to one vote each at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Thus, it is essential that Stockholders complete, date, sign and return the enclosed Proxy Card. As of the Record Date, the Portfolio had outstanding and entitled to vote 10,790,046 shares of common stock.

The shares of the Portfolio are held by insurance companies (the "Insurance Companies") for allocation to certain of their separate accounts (each an "Account") established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies they issue (collectively, the variable annuity contracts and the variable life policies are hereafter referred to as the "Contracts" and the owners of the Contracts are hereafter referred to as the "Contract Owners"). The Insurance Companies are the only Stockholders of the Portfolio.

In accordance with their view of currently applicable law, the Insurance Companies will vote the shares of the Portfolio held in the applicable Account based on instructions received from the Contract Owners having the voting interest in the corresponding sub-accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that the Insurance Companies will furnish a copy of this Proxy Statement to Contract Owners and that the Insurance Companies will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to the Insurance Companies. Shares for which no instructions are received in time to be voted will be voted by the Insurance Companies in the same proportion as shares for which instructions have been received from Contract Owners in time to be voted.

The expense of solicitation, consisting primarily of printing and mailing, is estimated at $22,000 and will be borne by the Portfolio and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, online or oral communications by regular employees of certain affiliates of the Fund, including MSIM, who will receive no extra compensation for its services. In addition, the Fund may employ Computershare Fund Services, Inc. ("Computershare") to make telephone calls to Stockholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services for the Fund are currently provided by Computershare Trust Company, N.A. (the "Transfer Agent").

Stockholders may be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Stockholder's identity to allow Stockholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Stockholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, Computershare may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Stockholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Stockholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining

Stockholders' telephone numbers and providing additional materials upon Stockholder request, at an estimated cost of $2,000, which would be borne by the Portfolio.

The Fund will furnish, without charge, a copy of its most recent annual report for its fiscal year ended December 31, 2009 to any Stockholder requesting such report. Requests for the annual report should be made in writing to The Universal Institutional Funds, Inc., c/o Morgan Stanley Client Relations, Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311, by calling toll free (800) 281-2715, attn: Universal Funds, by visiting the Adviser's Internet website at www.morganstanley.com/im or by contacting your insurance company.

Morgan Stanley Investment Management Inc. also serves as the Fund's administrator (the "Administrator"). Morgan Stanley Distribution Inc. serves as the Fund's distributor (the "Distributor"). The business address of the Administrator and the Distributor is 522 Fifth Avenue, New York, New York 10036.

Under the Fund's By-Laws, the presence in person or by proxy of Stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

Only one Proxy Statement will be delivered to multiple Stockholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Stockholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Stockholder wishes to receive separate copies in the future, should be made in writing to the Fund, c/o Morgan Stanley Client Relations, Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, New Jersey 07311, or by calling toll free (800) 281-2715, attn: Universal Funds. Multiple Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll free (800) 281-2715, attn: Universal Funds.

At a meeting held on June 17-18, 2010, the Board of the Fund determined that it was in the best interest of the Fund to approve the Proposals. After careful consideration, the Board approved the submission of the Proposals to Stockholders for their approval.

The Board of the Fund unanimously recommends that you cast your vote "For" the Proposal to change the Portfolio's investment objective and "For" the Proposal to reclassify the Portfolio's investment objective as a non-fundamental policy of the Portfolio as set forth in this Proxy Statement.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL 1

TO CHANGE THE PORTFOLIO'S INVESTMENT OBJECTIVE

The Board of the Fund, at a Meeting held on June 17-18, 2010, was informed of an upcoming change to the Portfolio's portfolio management team and approved changes to the Portfolio's investment objective and strategies. The Portfolio's portfolio management team will consist of members of the Global Macro and Asset Allocation team of the Adviser and the "Sub-Advisers," Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company. The Global Macro and Asset Allocation team is led by Henry McVey. The Global Macro and Asset Allocation team analyzes investment opportunities from a broad global macro perspective, focusing on global thematic allocations based on asset class, sector, regional, country and currency considerations. In connection with the portfolio management team's focus on global macro issues, the Board of the Fund approved various changes to the Portfolio, including (i) changing the Portfolio's name to the Global Tactical Asset Allocation Portfolio, (ii) changing the Portfolio's investment objective, (iii) changing the Portfolio's principal investment strategies, and corresponding risks as appropriate, and (iv) changing the Portfolio's primary benchmark, each as described below. Because a change to the Portfolio's investment objective requires stockholder approval, the Board approved these changes contingent upon receiving Stockholder approval of the change in investment objective.

Effective September 15, 2010, Francine J. Bovich will no longer be managing the Portfolio.

Both Management and the Board believe this change in the Portfolio's investment objective is in the best interest of the Portfolio and its Stockholders.

Current investment objective: "The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries."

Proposed investment objective: "The Portfolio seeks total return."

The change in the Portfolio's investment objective (and accompanying strategy changes) will allow the Portfolio to shift to a broader, global macro mandate from its current European, Australasian and Far East ("EAFE")-focused investment approach. Management believes that the demand for global macro products by clients in the Portfolio's insurance distribution channel is strong, and that these changes will enhance the appeal of the Portfolio in the insurance channel.

To support the new portfolio management team and proposed change in the Portfolio's investment objective, Management has proposed and the Board has approved all of the other changes described below. While these other changes do not require Stockholder approval, the implementation of these other changes is contingent upon Stockholder approval of the change in the Portfolio's investment objective.

Portfolio Name Change. The Board has approved changing the Portfolio's name to the Global Tactical Asset Allocation Portfolio to more accurately reflect the broader global macro focus of the Portfolio going forward.

Revisions to Investment Strategies and Related Risks. The Board has approved changes to the Portfolio's principal investment strategies. The Portfolio will seek to achieve its new investment objective of total return by investing in a blend of equity securities, fixed-income securities and other asset classes of issuers located in various countries around the world, including the United States. This change in strategy broadens the scope of the Portfolio's current investment focus which is primarily limited to equity securities of issuers in EAFE countries. The Adviser and/or Sub-Advisers will utilize a top-down investment approach that focuses on asset class, sector, region, country, and currency and thematic allocations. The Portfolio's allocations will be based upon the Adviser's and/or Sub-Adviser's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser's and/or Sub-Adviser's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio's investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Adviser and/or Sub-Advisers will consider a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.

In addition, the Portfolio may invest in real estate investment trusts ("REITs") and mortgage-related or mortgage-backed securities, including collateralized mortgage obligations ("CMOs") collateralized by mortgage loans or mortgage pass-through securities (referred to as "Mortgage Assets").

These revisions to the Portfolio's investment strategies will also result in the Portfolio being exposed to additional risks associated with its investments in fixed-income securities, REITs and mortgage-related or mortgage-backed securities. Fixed-income securities are subject to interest rate risk and credit risk. In addition, a portion of the Portfolio's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, Stockholders will absorb duplicate levels of fees when the Portfolio invests in REITs. A general downturn in real estate values can also hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company. The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. Rates of prepayment faster or slower than anticipated could result in reduced yields, increased volatility and/or reductions in net asset value. CMOs are comprised of various tranches, the expected cash flows on which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

Change in Benchmark. To better reflect the Portfolio's new global macro focus, the Board has approved a change to the Portfolio's benchmark index from the MSCI Europe, Australasia and the Far East (EAFE) Index to the MSCI All Country World Index.

REQUIRED VOTE FOR PROPOSAL 1

Approval of Proposal 1 requires the approval of the holders of a "majority of the outstanding voting securities" of the Portfolio which under the Investment Company Act of 1940, as amended (the "Investment Company Act") means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio. The Board has considered various factors and believes that approval of the Proposal is in the best interest of the Portfolio and its Stockholders. If the Proposal is not approved by the Stockholders, the Portfolio's current investment objective will remain in effect.

For the foregoing reasons, the Board, including a majority of the independent Board members, recommends that the Stockholders vote "For" the Proposal to change the Portfolio's investment objective.

PROPOSAL 2

TO RECLASSIFY THE PORTFOLIO'S INVESTMENT OBJECTIVE AS
A NON-FUNDAMENTAL POLICY OF THE PORTFOLIO

The Investment Company Act requires a registered investment company, including the Fund and its Portfolios, to have certain specific investment policies that can be changed only with stockholder approval. Investment companies may also elect to designate other policies that may be changed only with a stockholder vote. Both types of policies are often referred to as "fundamental" policies. In this case, the Portfolio's investment objective has been designated a fundamental policy and any change to the investment objective requires stockholder approval. As a result, the Board of the Fund is asking Stockholders to approve a change in the Portfolio's investment objective to permit the Portfolio to take advantage of the new portfolio management team's global macro focus. This change will be supported by changes to the Portfolio's investment strategies and other changes described in Proposal 1.

In addition, the Portfolio's investment objective is not required under the Investment Company Act to be among the Portfolio's fundamental policies. The Board believes that it would be beneficial to the Portfolio if Stockholders approved reclassifying the Portfolio's investment objective as a non-fundamental policy of the Portfolio, which would be able to be changed solely by the Board. Changing the Portfolio's investment objective to a non-fundamental policy would enable the Portfolio to avoid the costs and delay associated with a future stockholder meeting, and would permit the Portfolio, if necessary and subject to Board approval, to respond quickly to a changing regulatory or investment environment.

REQUIRED VOTE FOR PROPOSAL 2

Approval of Proposal 2 requires the approval of the holders of a "majority of the outstanding voting securities" of the Portfolio which under the Investment Company Act means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio. The Board has considered various factors and believes that approval of the Proposal is in the best interest of the Portfolio and its Stockholders. If the Proposal is not approved by the Stockholders, the Portfolio's investment objective will not be reclassified as a non-fundamental policy of the Portfolio.

For the foregoing reasons, the Board, including a majority of the independent Board members, recommends that the Stockholders vote "For" the Proposal to reclassify the Portfolio's investment objective as a non-fundamental policy of the Portfolio.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

As of June 24, 2010, the aggregate number of shares of the Portfolio owned by the Fund's officers and Directors as a group was less than one percent of the Portfolio's outstanding shares. For information regarding persons who owned beneficially more than 5% of the Portfolio's outstanding shares as of June 24, 2010, please see Exhibit A. Except as set forth on Exhibit A, to the knowledge the Fund, as of June 24, 2010, no person was the beneficial owner of more than 5% of the Portfolio's shares, as of that date.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any question as to an adjournment of the Meeting for the Portfolio, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Portfolio.

STOCKHOLDER PROPOSALS

The Fund does not hold regular annual meetings of Stockholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of its Stockholders unless required by the Investment Company Act. Any Stockholder who wishes to submit proposals for consideration at a meeting of Stockholders of the Fund should send such proposal to the Fund, c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, Legal Department—19th Floor, New York, New York 10036. To be considered for presentation at a Stockholder meeting, rules promulgated by the SEC require that, among other things, a Stockholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

  MARY E. MULLIN
  Secretary

Dated: July 15, 2010

Stockholders of the Portfolio who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote their shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card and returning it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of the Fund, as of June 24, 2010, the following persons were beneficial owners of 5% or more of the outstanding shares of the International Magnum Portfolio (Class I shares).

Name and Address of Beneficial Owner	Amount of Shares Beneficial Ownership	Percent of Class
Fidelity Investments Life Insurance Company 82 Devonshire St, R27A Boston, MA 02109-3605	6,082,471.45	56.371%

Allstate Life Insurance Company - NB 544 Lakeview Parkway Suite L3G Vernon Hills, IL 60061-1826	2,130,384.85	19.744%

Ameritas Life Insurance Corp Variable Separate Account VA2 Attn Variable Processing 5900 O Street Lincoln, NE 68510-2234	564,130.05	5.228%

Empire Fidelity Investments Life Insurance Company 200 Liberty St. One Financial Center New York, NY 10281-1003	563,470.93	5.222%

Exhibit A-1

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

YOU MAY RECEIVE MULTIPLE PROXY KITS IN SEPARATE ENVELOPES OR SEVERAL CARDS WITHIN ONE ENVELOPE.  IT IS IMPORTANT THAT YOU RECORD A SEPARATE VOTE FOR EACH PROXY CARD.

Please detach at perforation before mailing.

PROXY	THE UNIVERSAL INSTITUTIONAL FUNDS, INC.	PROXY
INTERNATIONAL MAGNUM PORTFOLIO NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2010

The undersigned holder of THE UNIVERSAL INSTITUTIONAL FUNDS, INC. – INTERNATIONAL MAGNUM PORTFOLIO hereby appoints Stefanie V. Chang Yu, Mary E. Mullin and Randy Takian, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Stockholders to be held at 522 Fifth Avenue, 3rd Floor, New York, New York 10036 in Conference Room 3R, on September 16, 2010 at 9:00 a.m., Eastern Time and at any and all adjournments thereof.  This proxy is solicited on behalf of the Board of Directors of The Universal Institutional Funds, Inc. – International Magnum Portfolio.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby.  This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side.  If no specification is made, this proxy will be voted “FOR” the proposals listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MS-UIFIM_21570_062110

EVERYSTOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on September 16, 2010.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor21570

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

☐ To vote in accordance with the Board recommendation mark this box. No other vote is necessary.

1. Approval to change the investment objective of The Universal Institutional Funds, Inc. – International Magnum Portfolio (the “Portfolio”).	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. Approval to reclassify the Portfolio’s investment objective as a non-fundamental policy of the Portfolio.	☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MS-UIFIM_21570_062110

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

YOU MAY RECEIVE MULTIPLE PROXY KITS IN SEPARATE ENVELOPES OR SEVERAL CARDS WITHIN ONE ENVELOPE.  IT IS IMPORTANT THAT YOU RECORD A SEPARATE VOTE FOR EACH VOTING INSTRUCTION CARD.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	THE UNIVERSAL INSTITUTIONAL FUNDS, INC. INTERNATIONAL MAGNUM PORTFOLIO NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 16, 2010	VOTING INSTRUCTION CARD

[INSURANCE COMPANY NAME DROP-IN]

This Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of the The Universal Institutional Funds, Inc. – International Magnum  Portfolio (the “Portfolio”), for which it is the record or beneficial owner on your behalf.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Portfolio be cast as directed on the reverse side at the Special Meeting of Stockholders to be held at 522 Fifth Avenue, 3rd Floor, New York, New York 10036 in Conference Room 3R, on September 16, 2010 at 9:00 a.m., Eastern Time, and all adjournments thereof (the “Meeting”).  The undersigned, by completing this Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting.

The Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.  If no direction is made, the votes attributable to this Instruction Card will be voted FOR the proposals listed on the reverse side.  Shares of the Portfolio for which no instructions are received will be voted by in the same proportion as votes for which instructions are received for the Portfolio.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name appears on this voting instruction card.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MS-UIFIM_21570_VI_061810

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

☐ To vote in accordance with the Board recommendation mark this box. No other vote is necessary.

1. Approval to change the investment objective of The Universal Institutional Funds, Inc. – International Magnum Portfolio (the “Portfolio”).	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. Approval to reclassify the Portfolio’s investment objective as a non-fundamental policy of the Portfolio.	☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MS-UIFIM_21570_VI_061810